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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 17, 2005


                         HARTFORD LIFE INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)


  CONNECTICUT                        2-46577                    06-0974148
(State or other             (Commission File Number)          (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)



                              200 HOPMEADOW STREET
                           SIMSBURY, CONNECTICUT 06089
                    (Address of principal executive offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (860) 547-5000

                    ----------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))


|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement on Form S-3 (File No. 333-112244, as amended), of Hartford Life Insurance Company, filed with the Securities and Exchange Commission on January 27, 2004 and amended on March 16, 2004, May 4, 2004, and July 27, 2004.

(c)      Exhibits



  EXHIBIT
   NUMBER                         DESCRIPTION
  ------                          -----------
Exhibit 5.1    Opinion of Sidley Austin Brown & Wood LLP.

Exhibit 5.2    Opinion of Counsel of Hartford Life Insurance Company.

Exhibit 8      Opinion of Sidley Austin Brown & Wood LLP.

Consent 23.1   Consent of Sidley  Austin  Brown & Wood LLP  (included in Exhibit
               5.1 and Exhibit 8).

Consent 23.2   Consent of Counsel of Hartford Life Insurance  Company  (included in Exhibit 5.2).


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                                   SIGNATURES


      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


                                            HARTFORD LIFE INSURANCE COMPANY
                                            (REGISTRANT)

DATE:  FEBRUARY 17, 2005                    BY:   /s/ MARIANNE O'DOHERTY
                                            ------------------------------------
                                            Name:    Marianne O'Doherty
                                            Title:   Vice President



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                                  EXHIBIT INDEX


  EXHIBIT
   NUMBER                         DESCRIPTION
  ------                          -----------
Exhibit 5.1    Opinion of Sidley Austin Brown & Wood LLP.


Exhibit 5.2    Opinion of Counsel of Hartford Life Insurance Company.

Exhibit 8      Opinion of Sidley Austin Brown & Wood LLP.

Consent 23.1   Consent of Sidley  Austin  Brown & Wood LLP  (included in Exhibit
               5.1 and Exhibit 8).

Consent 23.2   Consent of Counsel of Hartford Life Insurance  Company  (included in Exhibit 5.2).